Goldman Sachs
US Financial Services Conference 2008
Lewis A. Sanders
Chairman and Chief Executive Officer
This document is provided for informational purposes only, reflecting prevailing market conditions and our judgments as of the date of the presentation. Opinions and estimates may be changed without notice and involve a number of assumptions which may not prove valid.
Neither this presentation nor any of its contents may be used for any purpose without the consent of AllianceBernstein.

AllianceBernstein
Certain statements provided by management in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly traded partnerships are taxed. We caution readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see “Risk Factors” in Part I, Item 1A of our
Form 10-K for the year ended December 31, 2007 and Part II, Item 1A of our Form 10-Q for the quarter ended
September 30, 2008. Any or all of the forward-looking statements that we make in this presentation, Form 10-K,
Form 10-Q, other documents we file with or furnish to the SEC, or any other public statements we issue, may turn out to be wrong. It is important to remember that other factors besides those listed in “Risk Factors” and those listed above and below could also adversely affect our revenues, financial condition, results of operations, and business prospects.
The forward-looking statements referred to in the preceding paragraph include statements regarding:
Our anticipation that the inevitable recovery following the current bear market will, if history is a guide, arrive sooner and be stronger than widely expected: Historical performance is not necessarily indicative of future results or market movements. The actual performance of the capital markets and other factors beyond our control will affect our investment success for clients and asset flows.
Cautions Regarding Forward-Looking Statements

■ Position client portfolios for recovery
■ Stay true to investment philosophy and process
■ Elevate client communication to job #1
■ Maintain intellectual capital
■ Ensure financial stability
■ Invest in next phase of growth
AllianceBernstein
Management Imperatives in a Capital-Market Trauma

■ Defined contribution to defined benefit—the most important industry trend
■ Asset allocation in DC plans—transformation to continue
■ Globalization—a trend still in motion
■ Alternatives—a setback in secular uptrend
■ Solutions trump products—to become even more important
AllianceBernstein
Key Industry Trends That Are Shaping Strategy at
AllianceBernstein

AllianceBernstein
As of November 20, 2008
*Average excludes the 1929-1933 period
Source: Center for Research in Security Prices, Shiller, Standard & Poor’s and AllianceBernstein
Stock Market Recoveries Are Typically Quick with the
Exception of The Great Depression

*Ex Great Depression
Source: Bureau of Economic Analysis
AllianceBernstein
Historical Recessions Have Been Mild and Short with the
Exception of 1929-1933 Depression

As of December 7, 2008
*Fixed income long-term average: 1993-present; Equity long-term average: 1960-present
Source: Barclays Capital and AllianceBernstein
Return Premiums over US Treasuries
Non-US
Equities
US
Equities
High-Yield
Corporates
Investment-
Grade
Corporates
AllianceBernstein
"AAA" Commercial
Real-Estate Loans
Risk Premiums Are Consistent with Economic Depression

Through December 7, 2008
Moody’s spread data prior to June 30, 1988; Barclays option-adjusted spread data thereafter
Source: Global Financial Data, Barclays Capital, Moody’s and AllianceBernstein
US BBB Corporate Spreads
891 b.p.
Great Depression
Average
757 b.p.
Today
AllianceBernstein
Corporate Bond Risk Premiums at Levels Not Seen
Since the Great Depression

Through November 20, 2008
Equity risk premium is the difference between expected return on the S&P 500, as calculated by the Bernstein expected return model, and 10-year US Treasuries
Source: S&P, Global Financial Data and AllianceBernstein
AllianceBernstein
Average
Stocks Expensive
Stocks Attractive
Equity Risk Premium at a Modern Day High

AllianceBernstein
Discount to Fair Value*:
Most Attractive 100 Stocks vs. S&P 500
Through November 19, 2008
*A capitalization-weighted average of the most attractive (cheapest) 100 stocks versus the S&P 500 according to Bernstein’s valuation model
Source: S&P and AllianceBernstein
Oil Price Break
Real Estate Crisis
Tech Bubble
Credit Crisis
Price Depression in Value Stocks Near Prior Record

Through November 30, 2008
*Composite comprises one-third price-to-cash flow, one-third forward price-to-earnings and one-third price-to-sales. The Growth index is the Russell 1000 (large-capitalization) Growth series.
Source: I/B/E/S, Russell Investment Group, S&P, Thomson First Call and AllianceBernstein
Russell Growth Index vs. S&P 500:
Average
AllianceBernstein
Growth Stocks Priced at Historical Lows